                                                                      Exhibit 18


                              ===================
                               POWER OF ATTORNEY
                              ===================

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph M. O'Donnell, Gerald J. Holland, and William J. Baltrus and each of them, with full power to act without the other, as true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any Post-Effective Amendment to the Registration Statement of The Stratton Funds, Inc. (the "Fund") to be filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as James W. Stratton might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the ____ day of March, 1995.


                                  ---------------------------------------------

                                  James W. Stratton
                                  Chairman of the Board of Directors


                                ACKNOWLEDGEMENT
                                ---------------

State of                     )
          ------------------ ) ss:
County of                    )
          ------------------

The foregoing instrument was acknowledged before me on this ____ day of March, 1995 by James W. Stratton, Chairman of the Board of Directors of The Stratton Funds, Inc.


-------------------------------------------
     NOTARY PUBLIC


                         In and for the County of
                                                  ------------------
                         State of
                                                  -------------------------
                         My Commission Expires:
                                                  ------------------

                         (NOTARIAL SEAL)

                              ===================
                               POWER OF ATTORNEY
                              ===================

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph M. O'Donnell, Gerald J. Holland, and William J. Baltrus and each of them, with full power to act without the other, as true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any Post-Effective Amendment to the Registration Statement of The Stratton Funds, Inc. (the "Fund") to be filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as Lynne M. Cannon might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the ____ day of May, 1995.

                                  ---------------------------------------------

                                  Lynne M. Cannon
                                  Director


                                ACKNOWLEDGEMENT
                                ---------------

State of                     )
          ------------------ ) ss:
County of                    )
          ------------------

The foregoing instrument was acknowledged before me on this ____ day of May, 1995 by Lynne M. Cannon, Director of The Stratton Funds, Inc.


-------------------------------------------
     NOTARY PUBLIC


                         In and for the County of
                                                  ------------------
                         State of
                                                  -------------------------
                         My Commission Expires:
                                                  ------------------

                         (NOTARIAL SEAL)

                              ===================
                               POWER OF ATTORNEY
                              ===================

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph M. O'Donnell, Gerald J. Holland, and William J. Baltrus and each of them, with full power to act without the other, as true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any Post-Effective Amendment to the Registration Statement of The Stratton Funds, Inc. (the "Fund") to be filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as John J. Lombard, Jr. might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the ____ day of March, 1995.

                                  --------------------------------------------

                                  John J. Lombard, Jr.
                                  Director


                                ACKNOWLEDGEMENT
                                ---------------

State of                     )
          ------------------ ) ss:
County of                    )
          ------------------

The foregoing instrument was acknowledged before me on this ____ day of March, 1995 by John J. Lombard, Jr., Director of The Stratton Funds, Inc.


-------------------------------------------
     NOTARY PUBLIC


                         In and for the County of
                                                  ------------------
                         State of
                                                  -------------------------
                         My Commission Expires:
                                                  ------------------

                         (NOTARIAL SEAL)

                              ===================
                               POWER OF ATTORNEY
                              ===================

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph M. O'Donnell, Gerald J. Holland, and William J. Baltrus and each of them, with full power to act without the other, as true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any Post-Effective Amendment to the Registration Statement of The Stratton Funds, Inc. (the "Fund") to be filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as Rose J. Randall might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the ____ day of March, 1995.

                                  ---------------------------------------------

                                  Rose J. Randall
                                  Director


                                ACKNOWLEDGEMENT
                                ---------------

State of                     )
          ------------------ ) ss:
County of                    )
          ------------------

The foregoing instrument was acknowledged before me on this ____ day of March, 1995 by Rose J. Randall, Director of The Stratton Funds, Inc.


-------------------------------------------
     NOTARY PUBLIC


                         In and for the County of
                                                  ------------------
                         State of
                                                  -------------------------
                         My Commission Expires:
                                                  ------------------

                         (NOTARIAL SEAL)

                              ===================
                               POWER OF ATTORNEY
                              ===================

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph M. O'Donnell, Gerald J. Holland, and William J. Baltrus and each of them, with full power to act without the other, as true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any Post-Effective Amendment to the Registration Statement of The Stratton Funds, Inc. (the "Fund") to be filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as Henry A. Rentschler might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the ____ day of March, 1995.


                                  ---------------------------------------------
                                  Henry A. Rentschler
                                  Director


                                ACKNOWLEDGEMENT
                                ---------------

State of                     )
          ------------------ ) ss:
County of                    )
          ------------------

The foregoing instrument was acknowledged before me on this ____ day of March, 1995 by Henry A. Rentschler, Director of The Stratton Funds, Inc.


-------------------------------------------
     NOTARY PUBLIC


                         In and for the County of
                                                  ------------------
                         State of
                                                  -------------------------
                         My Commission Expires:
                                                  ------------------

                         (NOTARIAL SEAL)

                              ===================
                               POWER OF ATTORNEY
                              ===================

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph M. O'Donnell, Gerald J. Holland, and William J. Baltrus and each of them, with full power to act without the other, as true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any Post-Effective Amendment to the Registration Statement of The Stratton Funds, Inc. (the "Fund") to be filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as Alexander F. Smith might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the ____ day of March, 1995.

                                  ---------------------------------------------
                                  Alexander F. Smith
                                  Director


                                ACKNOWLEDGEMENT
                                ---------------

State of                     )
          ------------------ ) ss:
County of                    )
          ------------------

The foregoing instrument was acknowledged before me on this ____ day of March, 1995 by Alexander F. Smith, Director of The Stratton Funds, Inc.


-------------------------------------------
     NOTARY PUBLIC


                         In and for the County of
                                                  ------------------
                         State of
                                                  -------------------------
                         My Commission Expires:
                                                  ------------------

                         (NOTARIAL SEAL)

                              ===================
                               POWER OF ATTORNEY
                              ===================

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph M. O'Donnell, Gerald J. Holland, and William J. Baltrus and each of them, with full power to act without the other, as true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any Post-Effective Amendment to the Registration Statement of The Stratton Funds, Inc. (the "Fund") to be filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as Richard W. Stevens might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the ____ day of March, 1995.

                                  ---------------------------------------------

                                  Richard W. Stevens
                                  Director


                                ACKNOWLEDGEMENT
                                ---------------

State of                     )
          ------------------ ) ss:
County of                    )
          ------------------

The foregoing instrument was acknowledged before me on this ____ day of March, 1995 by Richard W. Stevens, Director of The Stratton Funds, Inc.


-------------------------------------------
     NOTARY PUBLIC


                         In and for the County of
                                                  ------------------
                         State of
                                                  -------------------------
                         My Commission Expires:
                                                  ------------------

                         (NOTARIAL SEAL)

                              ===================
                               POWER OF ATTORNEY
                              ===================

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph M. O'Donnell, Gerald J. Holland, and William J. Baltrus and each of them, with full power to act without the other, as true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any Post-Effective Amendment to the Registration Statement of The Stratton Funds, Inc. (the "Fund") to be filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as Frank H. Reichel, III might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the ____ day of March, 1995.

                                  --------------------------------------------

                                  Frank H. Reichel, III
                                  President


                                ACKNOWLEDGEMENT
                                ---------------

State of                     )
          ------------------ ) ss:
County of                    )
          ------------------

The foregoing instrument was acknowledged before me on this ____ day of March, 1995 by Frank H. Reichel, III, President of The Stratton Funds, Inc.


-------------------------------------------
     NOTARY PUBLIC


                         In and for the County of
                                                  ------------------
                         State of
                                                  -------------------------
                         My Commission Expires:
                                                  ------------------

                         (NOTARIAL SEAL)

                              ===================
                               POWER OF ATTORNEY
                              ===================

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph M. O'Donnell, Gerald J. Holland, and William J. Baltrus and each of them, with full power to act without the other, as true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any Post-Effective Amendment to the Registration Statement of The Stratton Funds, Inc. (the "Fund") to be filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as Merritt N. Rhoad, Jr. might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the ____ day of March, 1995.

                                  ----------------------------------------------

                                  Merritt N. Rhoad, Jr.
                                  Director


                                ACKNOWLEDGEMENT
                                ---------------

State of                     )
          ------------------ ) ss:
County of                    )
          ------------------

The foregoing instrument was acknowledged before me on this ____ day of March, 1995 by Merritt N. Rhoad, Jr., Director of The Stratton Funds, Inc.


-------------------------------------------
     NOTARY PUBLIC


                         In and for the County of
                                                  ------------------
                         State of
                                                  -------------------------
                         My Commission Expires:
                                                  ------------------

                         (NOTARIAL SEAL)

                              ===================
                               POWER OF ATTORNEY
                              ===================

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph M. O'Donnell, Gerald J. Holland, and William J. Baltrus and each of them, with full power to act without the other, as true and lawful attorney-in-fact and agent, with full and several power of substitution, to sign any Post-Effective Amendment to the Registration Statement of The Stratton Funds, Inc. (the "Fund") to be filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as Carol L. Royce might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the ____ day of March, 1995.

                                  ----------------------------------------------
                                  Carol L. Royce
                                  Assistant Secretary and Assistant Treasurer


                                ACKNOWLEDGEMENT
                                ---------------

State of                     )
          ------------------ ) ss:
County of                    )
          ------------------

The foregoing instrument was acknowledged before me on this ____ day of March, 1995 by Carol L. Royce, Asssitant Secretary and Assistant Treasurer of The Stratton Funds, Inc.


-------------------------------------------
     NOTARY PUBLIC


                         In and for the County of
                                                  ------------------
                         State of
                                                  -------------------------
                         My Commission Expires:
                                                  ------------------

                         (NOTARIAL SEAL)